Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND

AMENDMENT TO OTHER LOAN DOCUMENTS

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) dated as of June 25, 2013, is among COMFORT SYSTEMS USA, INC., a Delaware corporation (the “Borrower”), the other entities identified as Guarantors on the signature pages hereto (the “Guarantors”), the several banks and other financial institutions signatories hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

RECITALS

A.                                    The Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Credit Agreement”).

B.                                    The Borrower, the Guarantors, and the Agent are parties to a Second Amended and Restated Security Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Security Agreement”).

C.                                    The Guarantors and the Agent are parties to a Second Amended and Restated Guaranty Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Guaranty”).

D.                                    The Borrower and the Guarantors have requested that the Lenders approve this Amendment to amend certain terms and provisions of the Credit Agreement, Security Agreement and Guaranty, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Agent and the Lenders agree as follows:

1.                                      Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of the definition of “Aggregate Commitment”:

“As of the Amendment No. 2 Effective Date, the Aggregate Commitment is equal to $175,000,000.”

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(b)                                 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Amendment No. 2 Effective Date” means June 25, 2013.

(c)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Change in Law” in its entirety and substituting the following definition therefor:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking into effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(d)                                 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et. seq.), as amended from time to time, and any successor statute.

(e)                                  Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application of official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the

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regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

(f)                                   Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guarantors” in its entirety and substituting the following definition therefor:

“Guarantors” means, collectively, (a) each Subsidiary of the Borrower existing on the Amendment No. 2 Effective Date, other than an Immaterial Subsidiary or an Unrestricted Subsidiary, and (b) any Subsidiary of the Borrower that executes and delivers a Guaranty to the Agent after the Amendment No. 2 Effective Date, pursuant to Section 6.15.

(g)                                  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and substituting the following definition therefor:

“Maturity Date” means July 6, 2018.

(h)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Obligations” in its entirety and substituting the following definition therefor:

“Obligations” means all indebtedness, liabilities and obligations, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including all LC Obligations and any Lender Hedging Obligations; provided, however that the “Obligations” shall exclude any Excluded Swap Obligations.  “Obligation” means any part of the Obligations.

(i)                                     Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any Lender Hedging Contract that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(j)                                    Section 2.9 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

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“Subject to the terms and conditions hereof, Borrower may during the Commitment Period request LC Issuer to, and LC Issuer shall, issue one or more Letters of Credit, provided that, after taking such Letter of Credit into account:

(a)                                 the Revolving Facility Usage does not exceed the Aggregate Commitment (whether due to a reduction in the Aggregate Commitment in accordance with this Agreement, or otherwise) at such time;

(b)                                 the aggregate LC Obligations at such time do not exceed $125,000,000; and

(c)                                  the expiration date of such Letter of Credit is prior to the end of the Commitment Period.”

(k)                                 Section 2.12 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

“In consideration of LC Issuer’s issuance of any Letters of Credit, Borrower agrees to pay (a) to Agent, for the account of all Lenders in accordance with their respective Percentage Shares, (i) with respect to each Letter of Credit supporting non-financial contractual obligations, a per annum letter of credit fee on the undrawn face amount of such Letter of Credit at a rate equal to 50% of the rate specified as the LC Rate on the Pricing Schedule and (ii) with respect to each other Letter of Credit, a per annum letter of credit fee on the undrawn face amount of such Letter of Credit at a rate equal to the rate specified as the LC Rate on the Pricing Schedule and (b) to such LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 0.125% per annum.”

(l)                                     Section 2.17(b) of the Credit Agreement is hereby amended by deleting clause (v) thereof in its entirety and substituting therefor the following:

“(v)                           the cumulative increase in the Revolving Loan Commitments pursuant to this Section 2.17 shall not exceed $75,000,000;”.

(m)                             Section 2.17(b) of the Credit Agreement is hereby further amended by deleting clause (viii) thereof in its entirety and substituting therefor the following:

“(viii)                  the aggregate amount of the Lenders’ Revolving Loan Commitments shall not exceed $250,000,000 without the approval of all Lenders; and”.

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(n)                                 Section 5.13 of the Credit Agreement is hereby amended to replace each reference therein to “Amendment No. 1 Effective Date” with a reference to “Amendment No. 2 Effective Date.”

(o)                                 Section 7.1 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its and substituting therefor the following:

“(d)                           Indebtedness existing on the Amendment No. 2 Effective Date and listed on Schedule 7.1, and renewals and extensions thereof;”.

(p)                                 Section 7.1 of the Credit Agreement is hereby further amended by deleting clause (k) thereof in its and substituting therefor the following:

“(k)                           any other unsecured Indebtedness not to exceed $10,000,000 in the aggregate at any time outstanding.”

(q)                                 Section 7.6 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting therefor the following:

“(a)                           No Restricted Person will declare or make any Distribution except, in each case, so long as no Default or Event of Default exists at the time thereof or would result therefrom:

(i)                                     Distributions made at any time when the Net Leverage Ratio is less than or equal to 1.00 to 1.00;

(ii)                                  regularly scheduled dividends in an amount per share paid in any Fiscal Quarter not to exceed 112% of the amount per share paid during the immediately preceding Fiscal Quarter; provided that all such increases paid in any Fiscal Year shall not exceed $1,000,000; and

(iii)                               repurchases of the Borrower’s common stock made on or prior to June 30, 2015, in an aggregate amount not to exceed $25,000,000.”

(r)                                    Section 7.7(c) of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and substituting therefor the following:

“(iii)                         either (A) the Total Leverage Ratio is less than or equal to 2.00 to 1.00 after giving pro forma effect to the Acquisition or (B) the purchase price for such Acquisition is less than or equal to $20,000,000 and the aggregate purchase price for such Acquisition and all prior Acquisitions made during the Fiscal Year when such Acquisition is consummated is less than or equal to $50,000,000; or”.

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(s)                                   Section 7.11 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and substituting therefor the following:

“(a)                           Minimum Fixed Charge Coverage Ratio.  The Borrower will not permit the ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, of (i) its Consolidated EBITDA, minus (A) Consolidated Capital Expenditures, (B) the provision for income taxes (excluding one-time tax charges arising solely from changes to GAAP), and (C) if the Net Leverage Ratio for the most recently ended four Fiscal Quarters is greater than 1.50 to 1.00, Distributions made during such four-Fiscal Quarter period (other than any Distribution permitted under Section 7.6(a)(iii) if at the time of and after giving effect to such Distribution the Net Leverage Ratio was less than or equal to 1.50 to 1.00), all calculated on a Consolidated basis, to (ii) its Consolidated Interest Expense, plus scheduled principal payments of Indebtedness, to be less than 2.00 to 1.00.”

(t)                                    Section 7.11 of the Credit Agreement is hereby further amended by deleting paragraph (c) in its entirety and substituting therefor the following:

“(c)                            Total Leverage Ratio.  The Borrower will not permit its Total Leverage Ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
June 30, 2013 through December 31, 2014	3.00 to 1.00
March 31, 2015 through December 31, 2015	2.75 to 1.00
March 31, 2016 through maturity	2.50 to 1.00	.”

(u)                                 Section 8.3 of the Credit Agreement is hereby amended by adding the following to the end thereof:

“Notwithstanding the above, Excluded Swap Obligations with respect to any Guarantor that is not an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Restricted Persons to preserve the allocation to Lender Hedging Obligations otherwise set forth above in this Section.”

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(v)                                 The Credit Agreement is hereby amended such that the “Pricing Schedule” attached thereto and identified as such is hereby replaced in its entirety with the “Pricing Schedule” attached to this Amendment and identified as such.

(w)                               Schedule 3.1 to the Credit Agreement and Sections 5.13 and 5.14 of Schedule 5 to the Credit Agreement and Schedule 7.1 to the Credit Agreement are hereby replaced in their entirety with Schedule 3.1 to the Credit Agreement and Sections 5.13 and 5.14 of Schedule 5 to the Credit Agreement and Schedule 7.1 to the Credit Agreement attached to this Amendment.

3.                                      Amendment to Security Agreement.  Schedules I and III to the Security Agreement are hereby replaced in their entirety with Schedules I and III to the Security Agreement attached to this Amendment.

4.                                      Amendment to Guaranty.  The Guaranty is hereby amended by adding thereto the following new Section 10 in numerical order:

“10.                         KEEPWELL.

Each Qualified ECP Guarantor (as hereinafter defined) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Restricted Person to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 10 shall remain in full force and effect until terminated in accordance with Section 7.7.  Each Qualified ECP Guarantor intends that this Section 10 constitute, and this Section 10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  As used in this Section 10, the term “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Restricted Person that has total assets exceeding $10,000,000 at the time the relevant Guarantee becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

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5.                                      Joinder of Borrower to Guaranty.  The Borrower hereby joins the Guaranty for the sole purpose of agreeing to the provisions of Section 10 thereof.

6.                                      Conditions to Effectiveness.  This Amendment will become effective on the date that the following conditions have been satisfied or waived:

(a)                                 the Agent shall have received counterparts of this Amendment, executed and delivered by the Borrower, the Guarantors, the Agent and the Lenders;

(b)                                 the Agent shall have received a Revolving Note for each Lender substantially in the form of Exhibit 2.1 to the Credit Agreement in the principal amount of each such Lender’s Revolving Loan Commitment as set forth on Schedule 3.1 attached hereto;

(c)                                  the representations and warranties of the Borrower and the Guarantors in Section 7 of this Amendment shall be true and correct;

(d)                                 the Administrative Agent shall have received, or shall concurrently receive, payment of all fees payable in connection with this Amendment including, without limitation, the fees payable to pursuant to that certain Fee Letter dated June 3, 2013;

(e)                                  the Agent shall have received the following certificates of Borrower and, as appropriate, the Guarantors:

(i)                                     an “Omnibus Certificate” of the Secretary or Assistant Secretary of the Borrower and each Guarantor, which shall (i) contain the names and signatures of the officers of Borrower and each Guarantor authorized to execute Loan Documents, (ii) certify that there have been no changes to the charter documents or bylaws of the Borrower and each Guarantor previously delivered to the Agent (or, to the extent any such documents have changed, attach and certify to the truth, correctness and completeness of such documents) and (iii) attach and certify to the truth, correctness and completeness of a copy of resolutions duly adopted by the Board of Directors of Borrower and each Guarantor and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein; and

(ii)                                  a “Closing Certificate” of the chief financial officer of Borrower, as of the date of this Amendment, certifying that (A) the conditions set out in subsections (a), (b), and (c) of Section 4.2 of the Credit Agreement have been satisfied and (B) the financial information of Borrower most recently delivered to the Agent pursuant to Section 6.2(b) of the Credit Agreement fairly present the Consolidated financial position of Borrower for the periods covered thereby;

(f)                                   a certificate of existence and good standing for Borrower issued by the Secretary of State of Delaware, a certificate of due qualification to do business for the Borrower

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issued by the Secretary of State of Texas and evidence that the Borrower’s authority to transact business in the State of Texas is active;

(g)                                  a favorable opinion of (i) Bracewell & Giuliani LLP, counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and (ii) Trent McKenna, in-house counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and

(h)                                 the Agent shall have received, in form and substance reasonably satisfactory to the Agent, projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries for the term of the Credit Agreement, as amended hereby.

7.                                      Representations and Warranties.  The Borrower and the Guarantors hereby represent and warrant to the Agent and each of the Lenders as follows:

(a)                                 This Amendment has been duly authorized by all necessary corporate or other action and constitutes the binding obligation of the Borrower and the Guarantors.

(b)                                 Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

(c)                                  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

(d)                                 Since December 31, 2012, there has occurred no Material Adverse Change.

8.                                      Continuing Effect of the Credit Agreement and Other Loan Documents.  This Amendment does not constitute a waiver of any provision of the Credit Agreement or any other Loan Document and, except as expressly provided herein, is not to be construed as a consent to any action on the part of the Borrower or the Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower and the Guarantors hereby confirm and ratify the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

9.                                      Reference to the Credit Agreement, Security Agreement or Guaranty.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement, Security Agreement or Guaranty to “this Agreement”, “this Security Agreement,” “this Guaranty,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, Security Agreement or Guaranty, as applicable, as amended and affected hereby.

10.                               Designation as Loan Document.  This Amendment is a Loan Document.

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11.                               Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

12.                               References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

13.                               Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

14.                               Governing Law.  This Amendment is governed by and will be construed in accordance with the law of the State of Texas.

15.                               Payment of Expenses.  The Borrower shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

16.                               Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

COMFORT SYSTEMS USA, INC.,
Borrower

By:	/s/ William George III
William George III
Executive Vice President and
Chief Financial Officer

Address:
675 Bering, Suite 400
Houston, Texas 77057
Attention: William George III

Telephone: (713) 830-9650
Fax: (713) 830-9659

Signature Page to Amendment No. 2

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned Guarantors hereby executes this Amendment to evidence its agreement to the modification of the Loan Documents to which it is a party and to confirm that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this Amendment) to which it is a party or otherwise bound remains in full force and effect and that all Collateral encumbered thereby will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations”, “Secured Obligations” and “Guaranteed Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations”, “Secured Obligations” and “Guaranteed Obligations” in respect of the Obligations now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents.  The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this Amendment.  The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly provided herein.  Each Guarantor hereby represents and warrants that all representations and warranties contained in this Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the dated of this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  The Agent on behalf of the Lenders hereby preserves all its rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, this Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment; and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

ACCU-TEMP GP, INC.
ACCU-TEMP LP, INC.
ACI MECHANICAL, INC.
ACORN INDUSTRIAL, LLC, by Comfort Systems USA (MidAtlantic), LLC, as Sole Managing Member
AIR SYSTEMS ENGINEERING, INC.
AIRTEMP, INC.
ARC COMFORT SYSTEMS USA, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as Sole Managing Member
ATLAS COMFORT SYSTEMS USA, INC.

Signature Page to Amendment No. 2

ATLAS COMFORT SYSTEMS USA, L.L.C., by Hess Mechanical Corporation, as Sole Managing Member
BATCHELOR’S MECHANICAL CONTRACTORS, LLC, by H & M Mechanical, Inc., as Sole Managing Member
BCM CONTROLS CORPORATION
COLONIALWEBB CONTRACTORS COMPANY
CALIFORNIA COMFORT SYSTEMS USA, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), LLC, by Hess Mechanical Corporation, as Sole Managing Member
COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA ENERGY SERVICES, INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA (KENTUCKY), INC.
COMFORT SYSTEMS USA (MIDATLANTIC), LLC, by Riddleberger Brothers, Inc., as Sole Managing Member
COMFORT SYSTEMS USA (MIDWEST), LLC, by Plant Services Incorporated, as Sole Managing Member
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as Managing Member
COMFORT SYSTEMS USA (OHIO), INC.
COMFORT SYSTEMS USA PUERTO RICO, INC.
COMFORT SYSTEMS USA (SOUTH CENTRAL), INC.
COMFORT SYSTEMS USA (SOUTHEAST), INC.
COMFORT SYSTEMS USA (SOUTHWEST), INC.
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.

Signature Page to Amendment No. 2

CONTROL CONCEPTS, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member
CONTROL CONCEPTS MECHANICAL SERVICES, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member
CS53 ACQUISITION CORP.
DELCARD ASSOCIATES, LLC, by Seasonair, Inc., as Sole Managing Member
DESIGN MECHANICAL INCORPORATED
DILLINGHAM & SMITH MECHANICAL AND SHEET METAL CONTRACTORS, LLC, by S.M. Lawrence Company, Inc., as Sole Managing Member
EASTERN HEATING & COOLING, INC.
EASTERN REFRIGERATION CO., INC.
GRANITE STATE HOLDINGS COMPANY, INC.
GRANITE STATE PLUMBING & HEATING, LLC, by Granite State Holdings Company, Inc., as Sole Managing Member
H&M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
HUDSON RIVER HEATING AND COOLING, INC.
H-VAC SUPPLY, L.L.C., by Comfort Systems USA Puerto Rico, Inc., as Sole Managing Member
MECHANICAL TECHNICAL SERVICES, INC.
MERIT MECHANICAL, INC.
MJ MECHANICAL SERVICES, INC.
NORTH AMERICAN MECHANICAL, INC.
PLANT SERVICES INCORPORATED
QUALITY AIR HEATING & COOLING, INC.
RIDDLEBERGER BROTHERS, INC.
S.I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.
SA ASSOCIATES, INC.
SALMON & ALDER, L.L.C., by SA Associates, Inc., as Sole Managing Member
SEASONAIR, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY

Signature Page to Amendment No. 2

By:	/s/ William George III
William George III
Vice President and Assistant Secretary

Signature Page to Amendment No. 2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Agent and a Lender

By:	/s/ Greg Crowe
Name:	Greg Crowe
Title:	Senior Vice President

Address:
Wells Fargo Bank, National Association
1000 Louisiana, 3rd Floor
Houston, Texas 77002
Attention:	Greg Crowe — MacT0002-032
Telephone:	713-319-1630
Fax:	713-739-1086

Signature Page to Amendment No. 2

CAPITAL ONE, N.A.,
Lender

By:	/s/ Yasmin Elkhatib
Name:	Yasmin Elkhatib
Title:	Vice President

Address:

Capital One, N.A.
5718 Westheimer, Suite 600
Houston, Texas 77057
Attention:	Yasmin Elkhatib
Telephone:	713-435-5265
Fax:	713-706-5499

Signature Page to Amendment No. 2

BOKF, NA dba BANK OF TEXAS,
Lender

By:	/s/ H. Michael Sultanik
Name:	H. Michael Sultanik
Title:	Senior Vice President

Address:

BOKF, NA dba Bank of Texas
5 Houston Center
1401 McKinney, Suite 1650
Houston, Texas 77010
Attention:	Gayla Evans
Telephone:	713-289-5872
Fax:	713-289-5825

Signature Page to Amendment No. 2

REGIONS BANK,
Lender

By:	/s/ Larry C. Stephens
Name:	Larry C. Stephens
Title:	Senior Vice President

Address:

Regions Bank
5005 Woodway Drive, Suite 110
Houston, Texas 77479
Attention:	Larry C. Stephens
Telephone:	713-426-7158
Fax:	713-426-7180

Signature Page to Amendment No. 2

BRANCH BANK & TRUST COMPANY,
Lender

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

Address:

Branch Bank & Trust Company
200 West Second Street, 16th Floor
Winston-Salem, North Carolina 27101
Attention:	Wendy Gerringer
Telephone:	336-733-2774
Fax:	336-733-2740

Signature Page to Amendment No. 2

PRICING SCHEDULE

The applicable Eurodollar Margin, Base Rate Margin, Commitment Fee Rate and Letter of Credit Fee Rate shall be determined by the Agent in accordance with the following tables:

APPLICABLE MARGIN FOR REVOLVING LOAN ADVANCES	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Eurodollar Rate Margin	1.25%	1.50%	1.75%	2.00%
Base Rate Margin	0.25%	0.50%	0.75%	1.00%

APPLICABLE COMMITMENT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Commitment Fee Rate	0.20%	0.25%	0.30%	0.35%

LETTER OF CREDIT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
LC Fee Rate	1.25%	1.50%	1.75%	2.00%

For the period beginning on the Amendment No. 2 Effective Date and continuing to the date on which the financial statements and certificates are first delivered by the Borrower thereafter pursuant to Section 6.2(a) and Section 6.2(b), as applicable, Level I Status shall apply.  Notwithstanding the foregoing if the Borrower has failed to deliver the financial statements and certificates required by Section 6.2(a) and Section 6.2(b) then Level IV Status will be deemed to exist after two Business Days’ notice from the Administrative Agent to the Borrower.

For the purposes of this Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Pricing Schedule:

“Level I Status” exists for any day that the Total Leverage Ratio is less than 0.75 to 1.00.

“Level II Status” exists for any day that the Total Leverage Ratio is greater than or equal to 0.75 to 1.00 but is less than 1.50 to 1.00.

“Level III Status” exists for any day that the Total Leverage Ratio is greater than or equal to 1.50 to 1.00 but is less than 2.25 to 1.00.

1

“Level IV Status” exists for any day that the Total Leverage Ratio is greater than or equal to 2.25 to 1.00.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

In the event that any financial statement delivered pursuant to this Agreement is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Eurodollar Rate Margin or Base Rate Margin, as applicable, for any period (an “Applicable Period”) than the Eurodollar Rate Margin or Base Rate Margin, as applicable, applied for such Applicable Period, and only in such case, then the Borrower shall immediately (i) deliver to the Agent a corrected financial statement for such Applicable Period, (ii) determine the Eurodollar Rate Margin or Base Rate Margin, as applicable, for such Applicable Period based upon the corrected financial statement, and (iii) immediately pay to the Agent the accrued additional interest owing as a result of such increased Eurodollar Rate Margin or Base Rate Margin, as applicable for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms of this Agreement.  This provision is in addition to rights of the Agent and Lenders with respect to Sections 2.5, 2.11, 6.10 and 8.1 and other of their respective rights under this Agreement.

2

SCHEDULE 3.1

LENDERS SCHEDULE

Domestic Lending Office	Eurodollar Lending Office	Percentage Share	Revolving Loan Commitment

Wells Fargo Bank, N.A. 1000 Louisiana, 3rd Floor Houston, TX 77002 Telephone: (713) 319-1630	Same	28.6%	$50,000,000

BOKF, NA dba Bank of Texas 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Telephone: (713) 289-5855 Fax: (713) 289-5825	Same	20.0%	$35,000,000

Capital One, N.A. 5718 Westheimer, Suite 600 Houston, Texas 77057 Telephone: (713) 435-5024 Fax: (713) 706-5499	Same	20.0%	$35,000,000

Regions Bank 5005 Woodway Houston, Texas 77056 Telephone: (713) 426-7157 Fax: (713) 426-7180	Same	17.1%	$30,000,000

Branch Bank & Trust Company 200 W. 2nd St., 16th Floor Winston-Salem, North Carolina 27101 Telephone: (336) 733-2741 Fax: (336) 733-2740	Same	14.3%	$25,000,000

1

SECTION 5.13 to SCHEDULE 5

NAMES AND PLACES OF BUSINESS

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
ACI Mechanical, Inc.	Principal Place of Business	3116 S. Duff Avenue, Ames, Iowa 50010
ARC Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Accu-Temp GP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Accu-Temp LP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Acorn Industrial, LLC	Principal Place of Business	7311 ACC Boulevard, Raleigh, North Carolina 27617		Acorn Industrial, Inc.
Air Systems Engineering, Inc.	Principal Place of Business	3602 South Pine Street, Tacoma, Washington 98409
AirTemp, Inc.	Principal Place of Business	11 Wallace Avenue, South Portland, Maine 04106
Atlas-Accurate Holdings, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Atlas Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	4133 Southerland, Houston, Texas 77092

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Atlas Comfort Systems USA, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	9745 Bent Oak Drive, Houston, Texas 77040 4133 Southerland, Houston, Texas 77092	Atlas Air Conditioning Company, L.P. Atlas Comfort Systems USA, L.P. Atlas Comfort Systems USA
	Satellite	1225 E. Crosby Road, Suite B-14, Carrollton, Texas 75006

10693 Wakeman Drive, Manassas, Virginia 20110

17745 Ashley Drive, Suite B, Panama City Beach, Florida 32413

340 East Shelbourne Avenue, Las Vegas, Nevada 89123

620 Magnolia Avenue, Suite E, Ontario, California 91762

Atlas Comfort Systems Nevada Comfort Systems USA Las Vegas
Batchelor’s Mechanical Contractors, LLC	Principal Place of Business	15444 Industrial Drive, Loxley, Alabama 36551	3110 Old Shell Road, Mobile, Alabama 36607	Batchelor’s Mechanical Contractors, Inc.
BCM Controls Corporation	Principal Place of Business	30 Commerce Way, Woburn, Massachusetts 01801
California Comfort Systems USA, Inc.	Principal Place of Business	7740 Kenamar Court, San Diego, California 92121	9750 Distribution Avenue, San Diego, CA 92121 650 Alpine Way, Escondido, CA 92029 4660 Viewridge Ave., San Diego, CA 92123	TCP Company

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
ColonialWebb Contractors Company	Principal Place of Business	2820 Ackley Avenue, Richmond, Virginia 23228		Comfort Systems USA (Carolinas)
	Satellite	1600 Crossbeam Drive, Charlotte, North Carolina 28217
	Satellite	1 Marcus Drive, Greenville, South Carolina 29615
	Satellite	811 Pleasant Valley Road, Harrisonburg, Virginia 22801
	Satellite	8509 Phoenix Drive, Manassas, Virginia 20110
	Satellite	740C Bluecrab Road, Newport News, Virginia 23606
	Satellite	3302 Croft Street, Norfolk, Virginia 23513
	Satellite	5171 Glenwood Avenue, Raleigh, North Carolina 27612
	Satellite	6450-E Merriman Road, Roanoke, Virginia 24018
Comfort Systems USA (Arkansas), Inc.	Principal Place of Business	4806 Rixey Road, North Little Rock, Arkansas 72117
	Satellite	116 Commercial Drive, Lowell, Arkansas 72745	1915 North Shiloh, Fayetteville, Arkansas 72704
Comfort Systems USA (Baltimore), LLC	Principal Place of Business	675 Bering Drive, Suite 400 Houston, Texas 77057	3601 Commerce Drive, Suite 114, Baltimore, Maryland 21227 2105 Emmorton Park Road, Suite 104, Edgewood, Maryland 21040	Comfort Systems USA (Baltimore), Inc. Comfort Systems USA Federal Services, LLC

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (Bristol), Inc.	Principal Place of Business	294 Blevins Blvd., Bristol, Virginia 24203-0757		Fred Hayes Heating & Air Conditioning Service Co. Comfort Systems USA New River (Bristol)
	Satellite	106 St. John Road, Salem, Virginia 24153
Comfort Systems USA Energy Services, Inc.	Principal Place of Business	7 Waterside Crossing, Windsor, Connecticut 06095	50 Baker Hollow Road Ste. A, Windsor, Connecticut 06095	Comfort Systems USA (Hartford), Inc.
	Satellite	650 S. Shackleford Road, #224, Little Rock, Arkansas 72211
Comfort Systems USA G.P., Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Intermountain), Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104		Contract Services Salmon & Alder, LLC SA Associates, Inc. Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc.	Principal Place of Business	3405 Robards Court, Louisville, Kentucky 40218		Rademaker Corporation MELCO
	Satellite	1960 Louisville Road, Bldg 2 Unit, Bowling Green, Kentucky 42101	2400 Waterson Trail, Louisville, Kentucky 40299

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (MidAtlantic), LLC	Principal Place of Business	1057 Bill Tuck Highway, So Boston, Virginia 24592	5171 Glenwood Avenue, Suite 480, Raleigh, North Carolina 27612 6600 Northpark Blvd, Charlotte, North Carolina 28216	Comfort Systems USA (Carolinas), Inc. Climate Control, Inc. Climate Control, LLC CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC	Principal Place of Business	3116 S. Duff Ave. Ames, Iowa 50010	1450 SE 69th St. #57, Ankeny, Iowa 50021 9103 Swanson Blvd., Suite 7, Clive, Iowa 50325
Comfort Systems USA National Accounts, LLC	Principal Place of Business	2655 Fortune Circle West, Suite E-F, Indianapolis, Indiana 46241		Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc.	Principal Place of Business	7401 First Place, Oakwood Village, Ohio 44146	30300 Bruce Industrial Parkway, Solon, Ohio 44139
	Satellite	2874 E. Kemper Road, Sharonville, Ohio 45241
	Satellite	3080 South Tech Blvd, Miamisburg, Ohio 45342
	Satellite	690 A Lakeview Plaza Blvd., Worthington, Oh 43085	670 K Lakeview Plaza Blvd., Worthington, Oh 43085
Comfort Systems USA Puerto Rico, Inc.	Principal Place of Business	P.O. Box 4956 Ste 1134, Caguas, Puerto Rico 00726-4956 Road #1, KM 27.5; Int. Sector El Barranco; B. Rio Canas; Caguas, Puerto Rico 00725	Caguas, PR 00726-4956 Carr #1KM -23 HM.O B.O., Rio Guaynbabo, PR 00970	James Air Conditioning Enterprises, Inc.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (South Central), Inc.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040		Accurate Air Systems, Inc. Atlas Comfort Systems USA Accurate Air Systems, L.P.
Comfort Systems USA (Southeast), Inc.	Principal Place of Business	435 Corday Street, Pensacola, Florida 32503		Comfort Systems USA (Atlanta), Inc. H & M Mechanical, Inc. Gulfside Mechanical, Inc. Neel Mechanical Contractors, Inc. Neel Mechanical, Inc. Batchelor’s Mechanical Contractors
	Satellite	250 Commercial Drive, Thomasville, Georgia 31757
	Satellite	13040 W. US Hwy 84, Newton, Alabama 36352	255 Southgate Road, Dothan, Alabama 36301
	Satellite	3835 Gordon John Drive, Mobile, Alabama 36693	4251 Alden Drive, Mobile, Alabama 36693
	Satellite	4518 Val North Drive, Valdosta, Georgia 31602
	Satellite	2275 Northwest Parkway Rd., Suite 105, Bldg.3, Marietta, Georgia 30067
	Satellite	8633 Elm Fair Blvd, Tampa, Florida 33610

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	7826 McElvey Road, Panama City Beach, Florida 32408	3000 Highway 77, Ste B, Lynn Haven, Florida 32444
	Satellite	6074 Business Park Drive, Suite G, Columbus, Georgia 31909	3175 Williams Rd., Suite B, Columbus, Georgia 31909 2734 Ledo Road, Suite 10E, Albany, Georgia 31707
	Satellite	309 James E. Williams Dr., #1, Byron, Georgia 31008
Comfort Systems USA (Southwest), Inc.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226		Conditioned Air Mechanical Services, Inc. The Bengtsson Group, Inc. Madera Mechanical Company Tri-City Mechanical, Inc.
	Satellite	4925 E. 29th, Tucson, Arizona 85711	3450 S. Broadmont Blvd., Suite 100, Tucson, AZ 85713 3250 S. Dodge Blvd #7, Tucson, Arizona 85713
	Satellite	3275 West Ali Baba Lane, Suite 502, Las Vegas, Nevada 89118
	Satellite	5046 Commercial Circle, Suite E, Concord, California 94520
	Satellite	1830 W. Copper St., Tucson, Arizona 85745
	Satellite	3733 E. Atlanta Avenue, Phoenix, Arizona 85040

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	4189 Santa Anna Avenue, Suite C, Ontario, California 91761
Comfort Systems USA (Syracuse), Inc.	Principal Place of Business	6500 New Venture Gear Drive, East Syracuse, New York 13057		Armani Plumbing & Mechanical ABJ Fire Protection Company Woodcock & Associates, Inc. Woodcock & Armani Billone Mechanical Contractors
	Satellite	375 Averill Ave, Rochester, New York 14620
Comfort Systems USA (Texas), L.P.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Twin Cities), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, TX 77056 2611 Hamiline Avenue North, Suite 150, Roseville, MN 55113
Comfort Systems USA (Western Michigan), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056 421 North Lafayette St., Greenville, MI 48838
Control Concepts, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts, Inc.
Control Concepts Mechanical Services, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts Mechanical Services, Inc.

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
CS53 Acquisition Corp.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Delcard Associates, LLC	Principal Place of Business	31 Blevins Drive, Suite A, Airport Industrial Park, New Castle, Delaware 19720		Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027		Western Building Services, Inc. Breckenridge Mechanical, Inc.
	Satellite	Glenwood Business Center, 282 Center Drive, Glenwood Springs, CO 81601	P.O. Box 3070, 210 Marmot Lane, Suite B5 & B8, Eagle, Colorado 81631-3070
	Satellite	112 Huron Road, Breckenridge, Colorado 80424
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Principal Place of Business	2311 Kline Avenue, Nashville, Tennessee 37211
Eastern Heating & Cooling, Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Eastern Refrigeration Co., Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Granite State Holdings Company, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, Texas 77056
Granite State Plumbing & Heating LLC	Principal Place of Business	10 N. Riverdale Road, Weare, New Hampshire 03281	26 Waterford Place, Gilford, New Hampshire 03249

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
H&M Mechanical, Inc.	Principal Place of Business	3100 Richard Arrington Blvd. North Birmingham, Alabama 35203	135 Belcher Drive, Pelham, Alabama 35124 P.O. Box 36397 Birmingham, AL 35236	Comfort Systems USA (Atlanta), Inc. Helm Corporation MidSouth Controls LLC
	Satellite	3977 Valley East Industrial Drive, Birmingham, Alabama 35217
Helm Corporation	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	168 CTC Blvd. Suite D, Louisville, Colorado 80027
Hess Mechanical Corporation	Principal Place of Business	9600 Fallard Court, Upper Marlboro, Maryland 20772-6703
Hudson River Heating and Cooling, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	10 Airline Drive Suite 205, Albany, New York 12205
H-VAC Supply, L.L.C.	Principal Place of Business	P.O. Box 4956, Suite 1134, Caguas, Puerto Rico 00726-4956
Mechanical Technical Services, Inc.	Principal Place of Business	9601 Dessau Road, Bldg 3, Suite 303, Austin, Texas 78754		Mechanical Technical Services, L.P. MTECH
Merit Mechanical, Inc.	Principal Place of Business	9630 153rd Ave NE, Redmond, Washington 98052
MJ Mechanical Services, Inc.	Principal Place of Business	2040 Military Road, Tonawanda, New York 14150		JM State Refrigeration Vastola Heating & Air Conditioning
	Satellite	300 Fire Tower Drive, Tonawanda, New York 14150

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
North American Mechanical, Inc.	Principal Place of Business	4401 State Road 19 Windsor, Wisconsin 53598	6135 North American Lane, De Forest, Wisconsin 53532	Masterson Plumbing
	Satellite	2600 W. College Avenue, Ste 4, Appleton, Wisconsin 54914
Plant Services Incorporated	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Quality Air Heating and Cooling, Inc.	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512		Control Logic
	Satellite	2306 Winters Drive, Portage, Michigan 49002
Riddleberger Brothers, Inc.	Principal Place of Business	6127 S. Valley Pike, Mount Crawford, Virginia 22841
S.I. Goldman Company, Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750		Comfort Systems USA (Florida), Inc.
	Satellite	320 Melody Lane, Casselberry, Florida 32707
S.M. Lawrence Company, Inc.	Principal Place of Business	245 Preston Street, Jackson, Tennessee 38301		Comfort Systems USA (Tennessee), Inc.
	Satellite	157 Main St., Collierville, Tennessee 38017	667 Chaney Drive, Collierville, Tennessee 38017
	Satellite	1187 Vultee Blvd., Nashville, Tennessee 37217
SA Associates, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056	Salmon & Alder Associates
Salmon & Alder, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Seasonair, Inc.	Principal Place of Business	16001-A Industrial Drive, Gaithersburg, Maryland 20877
Temp-Right Service, Inc.	Principal Place of Business	101 North Catlin, Missoula, Montana 59801		Carson Brothers
	Satellite	1639 MT Highway 35, Kalispell, Montana 59901
The Capital Refrigeration Company	Principal Place of Business	619 E. Jefferson Street, Montgomery, Alabama 36104
	Satellite	480 North Dean Road-Unit G-3, Auburn, Alabama 36830

SECTION 5.14 to SCHEDULE 5

SUBSIDIARIES

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
ACI Mechanical, Inc.	Delaware	06/26/1998
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
Accu-Temp GP, Inc.	Delaware	05/21/1998
Accu-Temp LP, Inc.	Delaware	05/20/1998
Acorn Industrial, LLC	North Carolina	01/03/1997
Air Systems Engineering, Inc.	Washington	05/18/1973
AirTemp, Inc.	Maine	10/15/1998
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
Atlas Comfort Systems USA, Inc.	California	07/31/2007
Atlas Comfort Systems USA, L.L.C.	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC	Alabama	03/16/1981
BCM Controls Corporation	Massachusetts	10/03/1984
California Comfort Systems USA, Inc.	California	05/18/1983
ColonialWebb Contractors Company	Virginia	03/30/1972
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
Comfort Systems USA Energy Services, Inc.	Delaware	08/25/1997
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc.	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC	Iowa	10/13/2009
Comfort Systems USA National Accounts, LLC	Indiana	07/28/1998
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc.	Puerto Rico	08/09/1991
Comfort Systems USA (South Central), Inc.	Texas	5/24/2007
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc.	Arizona	12/23/1997
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965

1

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998
Comfort Systems USA (Twin Cities), Inc.	Minnesota	08/01/2001
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
Control Concepts, LLC	Georgia	12/16/1996
Control Concepts Mechanical Services, LLC	Georgia	01/17/2008
CS53 Acquisition Corp.	Delaware	01/26/1999
Delcard Associates, LLC	Delaware	06/23/2000
Design Mechanical Incorporated	Delaware	10/30/1997
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Tennessee	12/31/2003
Eastern Heating & Cooling, Inc.	New York	12/19/1988
Eastern Refrigeration Co., Inc.	New York	01/30/1990
Granite State Holdings Company, Inc.	Delaware	11/02/2005
Granite State Plumbing & Heating, LLC	Delaware	07/31/2001
H & M Mechanical, Inc.	Delaware	06/25/1998
Helm Corporation	Colorado	10/26/1972
Hess Mechanical Corporation	Delaware	03/17/1998
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
H-VAC Supply, L.L.C.	Puerto Rico	10/18/2006
Mechanical Technical Services, Inc.	Texas	05/24/2007
Merit Mechanical, Inc.	Washington	02/14/1984
MJ Mechanical Services, Inc.	Delaware	12/12/1997
North American Mechanical, Inc.	Delaware	03/17/1998
Plant Services Incorporated	Iowa	07/02/1986
Quality Air Heating and Cooling, Inc.	Michigan	09/10/1980
Riddleberger Brothers, Inc.	Virginia	12/22/1958
S.I. Goldman Company, Inc.	Florida	10/04/1976
S.M. Lawrence Company, Inc.	Tennessee	03/08/1973
SA Associates, Inc.	Utah	03/27/1984
Salmon & Alder, LLC	Utah	07/08/1996
Seasonair, Inc.	Maryland	10/28/1966
Temp-Right Service, Inc.	Delaware	09/25/1997
The Capital Refrigeration Company	Delaware	08/06/1998

2

SCHEDULE 7.1

EXISTING INDEBTEDNESS

Entity/Assets Acquired	Remaining Balance
ColonialWebb Contractors Company	$3,000,000.00
ColonialWebb Contractors Company (Bonds)	$2,490,400.00
Total	$5,490,400.00

1

SCHEDULE I

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Filing Jurisdictions

COMFORT SYSTEMS USA, INC. — SUBSIDIARIES\

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Accu-Temp GP, Inc.	Delaware	05/21/1998
675 Bering, Suite 400
Houston, TX 77057
Accu-Temp LP, Inc.	Delaware	05/20/1998
675 Bering, Suite 400
Houston, TX 77057
ACI Mechanical, Inc.	Delaware	06/26/1998
3116 S. Duff Avenue
Ames, IA 50010
Acorn Industrial, LLC	North Carolina	01/03/1997
7311 ACC Boulevard
Raleigh, NC 27617
Air Systems Engineering, Inc.	Washington	05/18/1973
3602 South Pine Street
Tacoma, WA 98409
AIRTEMP, INC.	Maine	10/15/1998
11 Wallace Avenue
South Portland, ME 04106
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
675 Bering, Suite 400
Houston, TX 77057
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
675 Bering, Suite 400
Houston, TX 77057
Atlas Comfort Systems USA, Inc.	California	07/31/2007
675 Bering, Suite 400
Houston, TX 77057
Atlas Comfort Systems USA, L.L.C.	Delaware	06/08/2007
675 Bering, Suite 400
Houston, TX 77057
Batchelor’s Mechanical Contractors, LLC	Alabama	03/16/1981
15444 Industrial Drive
Loxley, AL 36551
BCM Controls Corporation	Massachusetts	10/03/1984
30 Commerce Way
Woburn, MA 01801
California Comfort Systems USA, Inc.	California	05/18/1983
7740 Kenamar Court
San Diego, CA 92121

1

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
ColonialWebb Contractors Company	Virginia	03/30/1972
2820 Ackley Avenue
Richmond, VA 23228
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
4806 Rixey Road
North Little Rock, AR 72117
Comfort Systems USA (Baltimore), LLC	Delaware	10/15/1998
675 Bering, Suite 400
Houston, TX 77057
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
294 Blevins Blvd.
Bristol, VA 24202
Comfort Systems USA Energy Services, Inc.	Delaware	08/25/1997
7 Waterside Crossing
Windsor, CT 06095
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
675 Bering, Suite 400
Houston, TX 77057
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
2035 S. Milestone Drive
Salt Lake City, UT 84104
Comfort Systems USA (Kentucky), Inc.	Kentucky	02/10/1981
3405 Robards Court
Louisville, KY 40218
Comfort Systems USA (MidAtlantic), LLC	Virginia	01/01/2010
1057 Bill Tuck Highway
South Boston, VA 24592
Comfort Systems USA (Midwest), LLC	Iowa	10/13/2009
3116 S. Duff Ave.
Ames, Iowa 50010
Comfort Systems USA National Accounts, LLC	Indiana	07/28/1998
2655 Fortune Circle West, Suite E & F
Indianapolis, IN 46241
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
7401 First Place
Oakwood Village, OH 44146
Comfort Systems USA Puerto Rico, Inc.	Puerto Rico	07/02/1991
P.O. Box 4956, Suite 1134
Caguas, PR 00726
Comfort Systems USA (South Central), Inc.	Texas	05/24/2007
9745 Bent Oak Drive
Houston, TX 77040
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
435 Corday Street
Pensacola, FL 32503
Comfort Systems USA (Southwest), Inc.	Arizona	12/23/1977
6875 W. Galveston
Chandler, AZ 85226

2

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965
6500 New Venture Gear Drive
East Syracuse, NY 13057
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998
675 Bering, Suite 400
Houston, TX 77057
Comfort Systems USA (Twin Cities), Inc.	Minnesota	08/01/2001
675 Bering, Suite 400
Houston, TX 77057
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
675 Bering, Suite 400
Houston, TX 77057
Control Concepts, LLC	Georgia	12/16/1996
3550 North Parkway, Suite 100
Cumming, GA 30040
Control Concepts Mechanical Services, LLC	Georgia	01/17/2008
3550 North Parkway, Suite 100
Cumming, GA 30040
CS53 Acquisition Corporation	Delaware	01/26/1999
675 Bering, Suite 400
Houston, TX 77057
Delcard Associates, LLC	Delaware	06/23/2000
31 Blevins Drive, Suite A
Airport Industrial Park
New Castle, DE 19720
Design Mechanical Incorporated	Delaware	10/30/1997
168 CTC Blvd., Suite #D
Louisville, CO 80027
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Tennessee	12/31/2003
2311 Kline Avenue
Nashville, TN 37211
Eastern Heating & Cooling, Inc.	New York	12/19/1988
880 Broadway
Albany, NY 12207-1316
Eastern Refrigeration Co., Inc.	New York	01/30/1990
880 Broadway
Albany, NY 12207-1316
Granite State Holdings Company, Inc.	Delaware	11/02/2005
675 Bering, Suite 400
Houston, TX 77057
Granite State Plumbing & Heating, LLC	Delaware	07/31/2001
10 N. Riverdale Road
Weare, NH 03281
H & M Mechanical, Inc.	Delaware	06/25/1998
3100 Richard Arrington Blvd. North
Birmingham, AL 35203

3

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Helm Corporation	Colorado	10/26/1972
675 Bering, Suite 400
Houston, TX 77057
Hess Mechanical Corporation	Delaware	03/17/1998
9600 Fallard Court
Upper Marlboro, MD 20772-6703
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
675 Bering, Suite 400
Houston, TX 77057
H-VAC Supply, L.L.C.	Puerto Rico	10/18/06
P.O. Box 4956, Suite 1134
Caguas, PR 00726
Mechanical Technical Services, Inc.	Texas	05/24/2007
9601 Dessau Road, Bldg. 3, Suite 303
Austin, TX 78754
Merit Mechanical, Inc.	Washington	02/14/1984
9630 153rd Ave NE
Redmond, WA 98052
MJ Mechanical Services, Inc.	Delaware	12/12/1997
2040 Military Road
Tonawanda, NY 14150
North American Mechanical, Inc.	Delaware	03/17/1998
4401 State Road 19
Windsor, WI 53598
Plant Services Incorporated	Iowa	07/02/1986
675 Bering, Suite 400
Houston, TX 77057
Quality Air Heating & Cooling, Inc.	Michigan	09/10/1980
3395 Kraft Avenue, SE
Grand Rapids, MI 49512
Riddleberger Brothers, Inc.	Virginia	12/22/1958
6127 S. Valley Pike
Mount Crawford, VA 22841
S.I. Goldman Company, Inc.	Florida	10/04/1976
799 Bennett Drive
Longwood, FL 32750
S.M. Lawrence Company, Inc.	Tennessee	03/08/1973
245 Preston Street
Jackson, TN 38301
SA Associates, Inc.	Utah	03/27/1984
675 Bering, Suite 400
Houston, TX 77057
Salmon & Alder, L.L.C.	Utah	07/08/1996
675 Bering, Suite 400
Houston, TX 77057
Seasonair, Inc.	Maryland	10/28/1966
16001-A Industrial Drive
Gaithersburg, MD 20877

4

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Temp-Right Service, Inc.	Delaware	09/25/1997
101 North Catlin
Missoula, MT 59801
The Capital Refrigeration Company	Delaware	08/06/1998
619 E. Jefferson Street
Montgomery, AL 36104

5

SCHEDULE III

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Schedule of Organizational Identification, Offices, Locations of Collateral and Records Concerning Collateral

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898499
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898748
ACI Mechanical, Inc. 3116 S. Duff Avenue Ames, IA 50010	Delaware	Corporation	2913899
Acorn Industrial, LLC 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	Limited Liability Company	0414387	Acorn Industrial, Inc.
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	Corporation	600099211
AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106	Maine	Corporation	20130432D
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2872674
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2985409
Atlas Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	California	Corporation	C3009313

1

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Atlas Comfort Systems USA, L.L.C. 9745 Bent Oak Dr. Houston, TX 77040	Delaware	Limited Liability Company	4367814	Atlas Air Conditioning Company, L.P.; Atlas Comfort Systems USA, L.P.; Atlas Comfort Systems USA; Atlas Comfort Systems Nevada; Comfort Systems USA Las Vegas
Batchelor’s Mechanical Contractors, LLC 15444 Industrial Drive, Loxley, AL 36551	Alabama	Limited Liability Company	D/C 081 557	Batchelor’s Mechanical Contractors, Inc.
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	Corporation	042842193
California Comfort Systems USA, Inc. 7740 Kenamar Court San Diego, CA 92121	California	Corporation	1201196	TCP Company
ColonialWebb Contractors Company 2820 Ackley Drive Richmond, VA 23228	Virginia	Corporation	0137512-0	Comfort Systems USA (Carolinas), LLC
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	Corporation	2872673
Comfort Systems USA (Baltimore), LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2955787	Comfort Systems USA (Baltimore), Inc.; Comfort Systems USA Federal Services, LLC
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	Corporation	2783665	Fred Hayes Heating & Air Conditioning Service Co.; Comfort Systems USA New River (Bristol)
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	Corporation	2788605	Comfort Systems USA (Hartford), Inc.
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2932812

2

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	Corporation	04982	Contract Services; Salmon & Alder, LLC; SA Associates, Inc.; Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	Corporation	0153687	Rademaker Corporation; MELCO Industries, Inc.
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	Limited Liability Company	S313150-7	Comfort Systems USA (Carolinas), Inc.; Climate Control, Inc.; Climate Control, LLC; CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC 1450 SE 69th St., #57 Ankeny, IA 50021	Iowa	Limited Liability Company	387726
Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	Limited Liability Company	1998071673	Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	Corporation	543269
Comfort Systems USA Puerto Rico, Inc. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Corporation	78,907	James Air Conditioning Enterprises, Inc.
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Texas	Corporation	801702880	Atlas Comfort Systems USA; Accurate Air Systems, L.P.; Accurate Air Systems, Inc.
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	Corporation	2875705	Comfort Systems USA (Atlanta), Inc.; H & M Mechanical, Inc.; Gulfside Mechanical, Inc.; Neel Mechanical Contractors, Inc.; Neel Mechanical, Inc.; Batchelor’s Mechanical Contractors

3

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	Corporation	113419	Conditioned Air Mechanical Services, Inc.; The Bengtsson Group, Inc.; Tri-City Mechanical, Inc.; Madera Mechanical Company
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	Corporation	N/A	Armani Plumbing & Mechanical; ABJ Fire Protection Company; Woodcock & Associates, Inc.; Woodcock & Armani; Billone Mechanical Contractors
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	Limited Partnership	00111578-10
Comfort Systems USA (Twin Cities), Inc. 675 Bering, Suite 400 Houston, TX 77057	Minnesota	Corporation	2P-1011
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	Corporation	341-042
Control Concepts, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12958032	Control Concepts, Inc.
Control Concepts Mechanical Services, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12058034	Control Concepts Mechanical Services, Inc.
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2997337
Delcard Associates, LLC 31 Blevins Drive, Suite A Airport Industrial Park New Castle, DE 19720	Delaware	Limited Liability Company	3250401	Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	Corporation	2814928	Western Building Services, Inc.; Breckenridge Mechanical, Inc.

4

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC 2311 Kline Avenue Nashville, TN 37211	Tennessee	Limited Liability Company	000460366
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4054936
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	Limited Liability Company	3420719
H & M Mechanical, Inc. 135 Belcher Drive Pelham, AL 35124	Delaware	Corporation	2913102	Comfort Systems USA (Atlanta), Inc.; Helm Corporation; MidSouth Controls LLC
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	Corporation	19871249912
Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703	Delaware	Corporation	2872661
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4018441
H-VAC Supply, L.L.C. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Limited Liability Company	423
Mechanical Technical Services, Inc. 9601 Dessau Road, Bldg. 3, Suite 303 Austin, TX 78754	Texas	Corporation	801702874	Mechanical Technical Services, L.P.; MTECH

5

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	Corporation	600517946
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	Corporation	2832395	JM State Refrigeration; Vastola Heating & Air Conditioning
North American Mechanical, Inc. 4401 State Road 19 Windsor, WI 53598	Delaware	Corporation	2872663	Masterson Plumbing
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	Corporation	109676
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	Corporation	233-444	Control Logic
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	Corporation	0081890
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	Corporation	515751	Comfort Systems USA (Florida), Inc.
S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN 38301	Tennessee	Corporation	000018143	Comfort Systems USA (Tennessee), Inc.
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	Corporation	108921	Salmon & Alder Associates
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	Limited Liability Company	LC014499
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	Corporation	D0193599

6

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Temp-Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	Corporation	2800213	Carson Brothers
The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104	Delaware	Corporation	2930477

Names of Persons from whom a Grantor has acquired assets during the past two (2) years, other than assets acquired in the ordinary course of business:

TCP Company, Inc.: assets acquired by California Comfort Systems USA, Inc. (7/11/11)

Ground Source Systems, Inc.:  assets acquired by Temp-Right Service, Inc. (5/1/12)

7